AMENDMENT NO. 5  TO CREDIT AGREEMENT

        This Amendment No. 5 is dated as of May 16, 1997 by and among John B. Sanfilippo & Son, Inc. (the "Borrower"), the
Lenders parties hereto and Bank of America Illinois, as Agent for the Lenders ("Amendment No. 5").

                         W I T N E S S E T H;

	WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of March 27, 1996, as amended by that certain Amendment No. 1 and Waiver to Credit Agreement dated as of August 1, 1996, that certain Amendment No. 2 and Waiver to Credit Agreement dated as of October 30, 1996, that certain Amendment No. 3 to Credit Agreement dated as of January 24, 1997 and that certain Amendment No. 4 to Credit Agreement dated as of April 25, 1997 (the "Agreement");

	WHEREAS, the Borrower wishes to change its fiscal year for accounting purposes;

	WHEREAS, the Borrower and the Lenders desire to amend the Agreement as set forth herein.

	NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

2. Amendments to Credit Agreement. Subject to the terms and conditions set forth in Section 4 of this Amendment No. 5, the Credit Agreement is hereby amended as follows:

        (a) The definition of "Fiscal Month" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                ""Fiscal Month" means any five, four or four week fiscal accounting period of an Obligor within a Fiscal Quarter of such Obligor."

        (b) The definition of "Fiscal Quarter" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                ""Fiscal Quarter" means any quarterly fiscal accounting period of an Obligor within a Fiscal Year consisting of five, four and four weeks respectively."

        (c) The definition of "Fiscal Year" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                ""Fiscal Year" means any fiscal accounting period of an Obligor consisting of four quarterly accounting periods of five, four and four weeks respectively, ending on December 31 of each year for Fiscal Years commencing prior to January 1, 1997 and on the last Thursday of June for Fiscal Years commencing after January 1, 1997; references to a Fiscal Year with a number corresponding to any calendar year for Fiscal Years commencing after January 1, 1997 (eg., the "1997 Fiscal Year") refer to the Fiscal Year ending on the date which is the last Thursday of June occurring during such calendar year."


3.	The Borrower represents and warrants that, after
giving effect to this Amendment No. 5, no Default or Event of Default exists and is continuing under the Agreement and no default exists under the Teachers Note Agreement and the Prudential Note Agreement.

4. This Amendment No. 5 shall become effective as of May 16, 1997 upon satisfaction of the following conditions:

        (i) the Borrower, the Agent, Sunshine, Quantz and each of the Lenders shall have executed and delivered a counterpart of this Amendment No. 5.

        (ii) the Agent shall have received, in sufficient copies for each Lender, the following in form and substance satisfactory to the Agent and its counsel:

                (A) a board of directors resolution authorizing the execution and delivery of this Amendment No. 5

                (B)  a certificate from the Borrower's chief
                financial Authorized Officer certifying that on the date hereof and after giving effect to this Amendment No. 5 no Default or Event of Default has occurred and is continuing.

(iii) the Borrower shall have paid the outstanding fees and out-of-pocket costs and expenses of counsel for the Agent incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 5.

5.  Except as specifically set forth in this Amendment
No. 5, the Agreement and the other Loan Documents shall remain unaltered and in full force and effect and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects.

6. Upon the effectiveness of this Amendment No. 5, each reference in the Agreement to "this Agreement", "hereof", "herein" or "hereunder" or words of like import, and all references to the Agreement in any other Loan Documents shall mean and be a reference to the Agreement as amended hereby.

7. This Amendment No. 5 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

8.  THIS AMENDMENT NO. 5 SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL
LAWS OF THE STATE OF ILLINOIS.


(Signature pages follow)



IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 to Credit Agreement as of the date first above written.


                                          JOHN B. SANFILIPPO & SON, INC.


                                          By /s/   Gary P. Jensen
                                          -----------------------
                                          Title: Executive Vice President and
                                          Chief Financial Officer


                                          BANK OF AMERICA ILLINOIS, in its
                                          capacity as Agent

                                          By /s/ Jay McKeown
                                          -----------------------
                                          Title: Agency Management Services
                                          Senior Agency Officer


                                          BANK OF AMERICA ILLINOIS, in its
                                          capacity as Lender, Issuing Lender
                                          and Issuer

                                          By /s/  Lynn Simmons
                                          -----------------------
                                          Title:  Vice President


                                          THE NORTHERN TRUST COMPANY, in its
                                          capacity as a Lender

                                          By /s/  Arthur J. Fogel
                                          -----------------------
                                          Title:  Vice President


                                          NATIONAL CITY BANK, in its capacity
                                          as a Lender

                                          By /s/ Diego Tobon
                                          ----------------------
                                          Title: Vice President



The undersigned acknowledges receipt of a copy of the foregoing Amendment No. 5, consents to the terms thereof, and ratifies and confirms its Guaranty, dated as of March 27, 1996, in favor of the Lenders, and all documents, instruments and agreements executed in connection therewith.

SUNSHINE NUT CO.

By: /s/ John C. Taylor
----------------------
Title: President


The undersigned acknowledges receipt of a copy of the foregoing Amendment No. 5, consents to the terms thereof, and ratifies and confirms its Guaranty, dated as of January 24, 1997, in favor of the Lenders, and all documents, instruments and agreements executed in connection therewith.

QUANTZ ACQUISITION CO., INC.

By: /s/ Michael J. Valentine
----------------------------
Title: Assistant Secretary